Financial Data

SBC COMMUNCIATIONS INC.

CONSOLIDATED STATEMENTS OF INCOME
Dollars in millions except per share amounts
Unaudited	Three Months Ended
3/31/04	3/31/03	% Chg
Operating Revenues
Voice	$5,232	$5,751	-9.0%
Data	2,647	2,479	6.8%
Long-distance voice	749	578	29.6%
Directory advertising	1,060	1,076	-1.5%
Other	440	491	-10.4%
Total Operating Revenues	10,128	10,375	-2.4%

Operating Expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	4,227	4,083	3.5%
Selling, general and administrative
Selling	1,809	1,717	5.4%
General and administrative	599	681	-12.0%
Selling, general and administrative	2,408	2,398	0.4%
Depreciation and amortization	1,923	1,996	-3.7%
Total Operating Expenses	8,558	8,477	1.0%
Operating Income	1,570	1,898	-17.3%
Interest Expense	231	317	-27.1%
Interest Income	116	136	-14.7%
Equity in Net Income of Affiliates	592	365	62.2%
Other Income (Expense) - Net	861	1,581	-45.5%
Income Before Income Taxes	2,908	3,663	-20.6%
Income Taxes	960	1,208	-20.5%
Income Before Cumulative Effect of Accounting Change	1,948	2,455	-20.7%
Cumulative Effect of Accounting Change, net of tax	-	2,541	-
Net Income	$1,948	$4,996	-61.0%

Basic Earnings Per Share:
Income Before Cumulative Effect of Accounting Changes	$0.59	$0.74	-20.3%
Net Income	$0.59	$1.50	60.7%
Weighted Average Common Shares Outstanding (000,000)	3,308	3,320	-0.4%

Diluted Earnings Per Share:
Income Before Cumulative Effect of Accounting Changes	$0.59	$0.74	-20.3%
Net Income	$0.59	$1.50	60.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	3,323	3,333	-0.3%

Financial Data

SBC COMMUNCIATIONS INC.
Statements of Segment Income
Dollars in millions
Unaudited
Three Months Ended
Wireline	3/31/04	3/31/03	% Chg
Segment Operating Revenues
Voice	$5,213	$5,739	-9.2%
Data	2,647	2,479	6.8%
Long-distance voice	749	578	29.6%
Other	431	477	-9.6%
Total Segment Operating Revenues	9,040	9,273	-2.5%

Segment Operating Expenses
Cost of sales	4,010	3,879	3.4%
Selling, general and administrative
Selling	1,663	1,532	8.6%
General and administrative	520	534	-2.6%
Selling, general and administrative	2,183	2,066	5.7%
Depreciation and amortization	1,898	1,969	-3.6%
Total Segment Operating Expenses	8,091	7,914	2.2%
Segment Income	$949	$1,359	-30.2%

Cingular *
Segment Operating Revenues
Service revenues	$3,558	$3,394	4.8%
Equipment sales	384	244	57.4%
Total Segment Operating Revenues	3,942	3,638	8.4%

Segment Operating Expenses
Cost of service and equipment sales	1,459	1,217	19.9%
Selling, general and administrative	1,372	1,217	12.7%
Depreciation and amortization	552	488	13.1%
Total Segment Operating Expenses	3,383	2,922	15.8%
Segment Operating Income	559	716	-21.9%
Other Income (Expense) - Net	(326)	(295)	-10.5%
Segment Income	$233	$421	-44.7%

* Results reflect 100% of Cingular Wireless' actual results

Directory
Segment Operating Revenues	$1,054	$1,062	-0.8%

Segment Operating Expenses
Cost of sales	239	216	10.6%
Selling, general and administrative
Selling	142	154	-7.8%
General and administrative	102	103	-1.0%
Selling, general and administrative	244	257	-5.1%
Depreciation and amortization	3	7	-57.1%
Total Segment Operating Expenses	486	480	1.3%
Segment Income	$568	$582	-2.4%

International
Segment Operating Revenues	$5	$6	-16.7%
Segment Operating Expenses	12	21	-42.9%
Segment Operating Income (Loss)	(7)	(15)	53.3%
Equity in Net Income of Affiliates	452	112	-
Segment Income	$445	$97	-

Financial Data

SBC COMMUNCIATIONS INC.
CONSOLIDATED BALANCE SHEETS
Dollars in millions except per share amounts
Unaudited	3/31/04	12/31/03
Assets
Current Assets
Cash and cash equivalents	$7,081	$4,806
Accounts receivable - net of allowances for uncollectibles of $981 and $914	5,793	6,178
Short-term investments	378	378
Prepaid expenses	810	760
Deferred income taxes	644	712
Other current assets	1,112	1,134
Total current assets	15,818	13,968
Property, plant and equipment - at cost	134,324	133,923
Less: accumulated depreciation and amortization	83,122	81,795
Property, Plant and Equipment - Net	51,202	52,128
Goodwill - Net	1,621	1,611
Investments in Equity Affiliates	6,021	6,947
Investments in and Advances to Cingular Wireless	11,142	11,003
Other Assets	14,615	14,509
Total Assets	$100,419	$100,166

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year	$2,070	$1,879
Accounts payable and accrued liabilities	9,471	10,870
Accrued taxes	895	478
Dividends payable	1,035	1,033
Total current liabilities	13,471	14,260
Long-Term Debt	15,854	16,060
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,526	15,079
Postemployment benefit obligation	12,472	12,692
Unamortized investment tax credits	212	220
Other noncurrent liabilities	3,475	3,607
Total deferred credits and other noncurrent liabilities	31,685	31,598

Shareowners' Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	12,955	13,010
Retained earnings	28,548	27,635
Treasury shares (at cost)	(4,460)	(4,698)
Additional minimum pension liability adjustment	(1,132)	(1,132)
Accumulated other comprehensive loss	65	-
Total shareowners' equity	39,409	38,248
Total Liabilities and Shareowners' Equity	$100,419	$100,166

Financial Data

SBC COMMUNCIATIONS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in millions, increase (decrease) in cash and cash equivalents
(Unaudited)	Three months ended
3/31/04	3/31/03
Operating Activities
Net income	$1,948	$4,996
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,923	1,996
Undistributed earnings from investments in equity affiliates	(496)	(345)
Provision for uncollectible accounts	236	282
Amortization of investment tax credits	(8)	(9)
Deferred income tax expense	466	215
Gain on sales of investments	(889)	(1,574)
Cumulative effect of accounting change, net of tax	-	(2,541)
Retirement benefit funding	(232)	(445)
Changes in operating assets and liabilities:
Accounts receivable	149	311
Other current assets	(29)	(126)
Accounts payable and accrued liabilities	(975)	(276)
Other - net	(49)	151
Total adjustments	96	(2,361)
Net Cash Provided by Operating Activities	2,044	2,635

Investing Activities
Construction and capital expenditures	(936)	(897)
Purchase of held-to-maturity securities	(79)	(5)
Maturities of held-to-maturity securities	130	-
Dispositions	2,179	2,270
Proceeds from note repayment	50	-
Net Cash Provided by Investing Activities	1,344	1,368

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	-	49
Repayment of other short-term borrowings	-	(1,070)
Repayment of long-term debt	(142)	(841)
Issuance of treasury shares	63	21
Dividends paid	(1,034)	(897)
Net Cash Used in Financing Activities	(1,113)	(2,738)
Net increase in cash and cash equivalants	2,275	1,265
Cash and cash equivalents beginning of year	4,806	3,567
Cash and Cash Equivalents End of Period	$7,081	$4,832

The following tables present the prior eight quarters of Consolidated and Wireline Segment operating revenues and expenses reclassified to conform with the current year presentation for certain universal service fund payments and gross receipts taxes. Operating Income was not affected.

SBC COMMUNICATIONS INC.
Consolidated Financial Data
Dollars in Millions
(Unaudited)
	Quarter Ended
	3/31/2002	6/30/2002	9/30/2002	12/31/2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003
Operating Revenues
Voice	$ 6,348	$ 6,267	$ 6,139	$ 5,918	$ 5,751	$ 5,579	$ 5,462	$ 5,251
Data	2,391	2,425	2,441	2,382	2,479	2,491	2,576	2,604
Long-distance voice	591	588	594	551	578	612	668	703
Directory advertising	705	1,067	868	1,864	1,076	1,080	1,077	1,084
Other	540	543	550	534	491	474	487	456

Total Operating Revenues	10,575	10,890	10,592	11,249	10,375	10,236	10,270	10,098

Operating Expenses
Cost of sales	3,965	4,141	4,172	4,252	4,083	4,067	4,275	4,364

Selling, general and administrative
Selling	1,572	1,750	1,555	1,731	1,717	1,765	1,715	1,843
General and administrative	720	679	688	880	681	678	718	734

Selling, general and administrative	2,292	2,429	2,243	2,611	2,398	2,443	2,433	2,577

Depreciation and amortization	2,136	2,156	2,148	2,138	1,996	1,977	1,952	1,945

Total Operating Expenses	$ 8,393	$ 8,726	$ 8,563	$ 9,001	$ 8,477	$ 8,487	$ 8,660	$ 8,886

SBC COMMUNICATIONS INC.
Wireline Segment Financial Data
Dollars in Millions
(Unaudited)
	Quarter Ended
	3/31/2002	6/30/2002	9/30/2002	12/31/2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003
Operating Revenues
Voice	$6,341	$6,260	$6,128	$5,907	$5,739	$5,566	$5,447	$5,234
Data	2,391	2,425	2,441	2,382	2,479	2,491	2,576	2,604
Long-distance voice	591	588	594	551	578	612	668	703
Other	511	511	522	416	477	461	466	439

Total Operating Revenues	9,834	9,784	9,685	9,256	9,273	9,130	9,157	8,980

Operating Expenses
Cost of sales	3,817	3,948	3,994	3,944	3,879	3,862	4,055	4,145

Selling, general and administ	ive
Selling	1,451	1,563	1,450	1,385	1,532	1,614	1,499	1,631
General and administrative	581	591	616	808	534	654	645	685

Selling, general and administrative	2,032	2,154	2,066	2,193	2,066	2,268	2,144	2,316

Depreciation and amortization	2,099	2,119	2,117	2,107	1,969	1,953	1,928	1,913

Total Operating Expenses	$7,948	$8,221	$8,177	$8,244	$7,914	$8,083	$8,127	$8,374